UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 5, 2006
(Date of earliest event reported)

FORD MOTOR COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-3950	38-0549190
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Ford Motor Company ("Ford," the "Company," "we," "our" or "us") files this Current Report on Form 8-K dated December 5, 2006 ("Report") solely for the purpose of conforming certain historical business segment information in our Annual Report on Form 10-K/A for the year ended December 31, 2005 ("Form 10-K/A Report") to reflect changes in our segment reporting structure as described in our Quarterly Report on Form 10-Q/A for the period ended June 30, 2006. We review and present our business results in two sectors: Automotive and Financial Services. Within these sectors, our business is divided into reportable segments based upon the organizational structure used to evaluate performance and make decisions on resource allocation, as well as availability and materiality of separate financial results consistent with that structure. Our Automotive sector results were formerly reported in the following three segments: The Americas, Ford Europe and Premier Automotive Group ("PAG"), and Ford Asia Pacific and Africa/Mazda. Beginning with the second quarter of 2006, we changed our Automotive sector reporting to disclose the following segments: Ford North America, Ford South America, Ford Europe, PAG, and Ford Asia Pacific and Africa/Mazda.

Our Ford North America segment primarily includes the sale of Ford, Lincoln and Mercury brand vehicles and related service parts in North America (the United States, Canada, and Mexico).

Our Ford South America segment primarily includes the sale of Ford-brand vehicles and related service parts in South America.

Our Ford Europe segment primarily includes the sale of Ford-brand vehicles and related service parts in Europe, Turkey, and Russia.

Our PAG segment primarily includes the sale of PAG-brand vehicles (i.e., Volvo, Jaguar, Land Rover, and Aston Martin) and related service parts throughout the world (including in North America, South America, Europe, Asia Pacific, and Africa).

Our Ford Asia Pacific and Africa/Mazda segment primarily includes the sale of Ford-brand vehicles and related service parts in the Asia Pacific region and South Africa, and also includes our share of the results of Mazda (of which we own approximately 33.4%) and certain of our Mazda-related investments.

Exhibit 99.1, filed with this Report and incorporated herein by reference, provides our updated "Item 8. Financial Statements and Supplementary Data" (with revisions to Notes 10, 22 and 24 of the Notes to the Financial Statements, and updated Reports of Independent Registered Public Accounting Firm) from our Form 10-K/A Report, reflecting the changes in segment reporting structure described above.

Updates to the Form 10-K/A Report relate solely to the presentation of segment-specific disclosures on a basis consistent with the changes in segment reporting structure, and have no effect on our previously-reported results of operations, financial condition or cash flows in the Form 10-K/A Report. All other information in the Form 10-K/A Report remains unchanged and has not been otherwise updated for events occurring after publication on November 14, 2006. The information in this Report should be read in conjunction with our Form 10-K/A Report, our Quarterly Reports on Form 10-Q/A for the quarters ended March 31, 2006 and June 30, 2006, and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2006.

Item 9.01. Financial Statements and Exhibits.

EXHIBITS

Designation	Description	Method of Filing

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm.	Filed with this Report

Exhibit 99.1
"Item 8. Financial Statements and Supplementary Data" from Ford Motor Company's Annual Report on Form 10-K/A for the year ended December 31, 2005 (revised to reflect changes in segment reporting structure).
Filed with this Report

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY
(Registrant)

Date: December 5, 2006	By:	/s/ Peter J. Sherry, Jr.
Peter J. Sherry, Jr.
Secretary

EXHIBIT INDEX

Designation	Description

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm.

Exhibit 99.1
"Item 8. Financial Statements and Supplementary Data" from Ford Motor Company's Annual Report on Form 10-K/A for the year ended December 31, 2005 (revised to reflect changes in segment reporting structure).